Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Douglas L. Schmick, Chief Executive Officer, in connection with the Report on Form 10-Q of McCormick & Schmick’s Seafood Restaurants, Inc. for the quarterly period ended September 29, 2007 (the “Report”), hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of McCormick & Schmick’s Seafood Restaurants, Inc.

/s/ DOUGLAS L. SCHMICK
Douglas L. Schmick
Chief Executive Officer

Dated: November 8, 2007